361 GLOBAL COUNTER-TREND FUND
Investor Class (AGFQX)
Class I (AGFZX)

A series of Investment Managers Series Trust

Supplement dated June 28, 2016, to the Summary Prospectus dated March 1, 2016, and
Prospectus and Statement of Additional Information dated March 1, 2016, as amended June 6, 2016

Effective June 30, 2016, 361 Capital, LLC, the investment advisor to the 361 Global Counter-Trend Fund (the “Fund”), has contractually agreed to reduce the limit on the Fund’s total annual operating expenses, excluding certain expenses described below, by 0.05%, to 1.99% and 1.74% of the average daily net assets of the Fund’s Investor Class Shares and Class I Shares, respectively.

Accordingly, effective June 30, 2016, the “Fees and Expenses of the Fund” table on page 1 of the Summary Prospectus and on page 16 of the Prospectus is deleted in its entirety and replaced with the following:

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

		Investor Class Shares		Class I Shares
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases		None		None
Maximum deferred sales charge (load)		None		None
Redemption fee if redeemed within 90 days of purchase		None		None
Wire fee		$20		$20
Overnight check delivery fee		$25		$25
Retirement account fees (annual maintenance fee)		$15		$15
Annual Fund Operating Expenses[1] (expenses that you pay each year as a percentage of the value of your investment)
Management fees		1.25%		1.25%
Distribution and service (12b-1) fees		0.25%		None
Other expenses		1.16%		1.16%
Shareholder service fee	0.11%		0.11%
Interest expense on short sales	0.02%		0.02%
All other expenses	1.03%		1.03%
Acquired fund fees and expenses		0.06%		0.06%
Total annual fund operating expenses[2]		2.72%		2.47%
Fee waiver and/or expense reimbursement[3]		(0.65)%		(0.65)%
Total annual fund operating expenses after fee waiver and/or expense reimbursement		2.07%		1.82%

[1]	The expense information in the table has been restated to reflect the current Management fees and expense limitation arrangement.
[2]	The total annual fund operating expenses and total annual fund operating expenses after fee waiver and/or expense reimbursement do not correlate to the ratio of expenses to average net assets appearing in the financial highlights table, which reflects only the operating expenses of the Fund and does not include acquired fund fees and expenses.
[3]	The Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any acquired fund fees and expenses (as determined in accordance with SEC Form N-1A), leverage interest, taxes, dividend and interest expenses on short sales, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation expenses) do not exceed 1.99% and 1.74% of the average daily net assets of the Fund's Investor Class and Class I shares, respectively. This agreement is in effect until February 28, 2017, and it may be terminated before that date only by the Trust's Board of Trustees. The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three full fiscal years after the date of the waiver or payment.

In addition, the information under the heading “Example” on page 2 the Fund’s Summary Prospectus and on page 17 of the Prospectus is deleted in its entirety and replaced with the following:

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

 Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Investor Class shares	$210	$783	$1,382	$3,004
Class I shares	$185	$708	$1,257	$2,757

Effective June 30, 2016, all additional references in the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information to the Fund’s expense limitations are revised as indicated above.

Please file this Supplement with your records.